Exhibit 99.1

News Release

FOR IMMEDIATE RELEASE

Holding Company Name and Ticker Symbol to Change for SCBT on June 30, 2014

COLUMBIA, SC — (June 23, 2014) Effective June 30, First Financial Holdings, Inc. (NASDAQ: SCBT) will change its name to South State Corporation.  The ticker symbol, which is currently SCBT, will change to SSB.

Additionally, the subsidiary bank’s name will change from SCBT to South State Bank on June 30.

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Media Contact:	Donna Pullen (803) 765-4558

Analyst Contact:	John Pollok (803) 765-4628